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                                                                    EXHIBIT 10.7


                         FOUNDRY SERVICES SALE AGREEMENT



        A FOUNDRY SERVICE SALE AGREEMENT (hereinafter "Agreement") is entered into as of August 19, 1998 ("Effective Date") between Stanford Microdevices, with offices at 522 Almanor Ave., Sunnyvale, CA 94086 (hereinafter "Buyer") and TRW Inc., a corporation organized in the State of Ohio, U.S.A., acting through its Space and Electronics Group, with offices at One Space Park, Redondo Beach, California 90278, U.S.A. (hereinafter "TRW" or "Seller").

        WHEREAS, Buyer desires to purchase, and TRW desires to provide the personnel, material, equipment, services and facilities necessary to perform the work specified in this Agreement and the parties desire to define the terms and conditions under which the same will be furnished.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE 1
                            DEFINITIONS AND PRIORITY

1.1 DEFINITIONS: The following words and phrases shall have the meanings set forth below:

        AGREEMENT:           This Sale Agreement between TRW and Buyer including
                             the following Exhibits, attached hereto and made a part hereof:

                             EXHIBIT 1A: Statement of Work
                             EXHIBIT 1B: List of Deliverables, Price, Delivery Schedule and Buyer's Site

        CONTRACT PRICE:      Defined in Article 4.1.

        DELIVERY DATE(s):    Defined in Section 6.1.

        MASKSET:             The set of plates used to define the
                             photolithographic pattern of the MMIC design for semiconductor wafer processing.

        MMIC:                Monolithic Microwave Integrated Circuit

        PRODUCTS:            The equipment and materials described in Exhibits
                             1A

        WAFER: The processed GaAs substrate containing Buyer's designed MMIC's

        SERVICES:            The services to be provided by TRW under this
                             Agreement


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        SITE:                Buyer's facility or other location identified in
                             Exhibit 1B as the destination to which
                             transportation is to be arranged for deliverable items.

        TRW PLANT:           Each of the factories or establishments of TRW and
                             its suppliers located in the United States.

        1.2 PRIORITY: In case of any inconsistencies between this Agreement and any of the Exhibits, the text of this Agreement shall prevail.

                                    ARTICLE 2
                             SUBJECT MATTER OF SALE

2.1 SUPPLY: TRW hereby agrees to sell to Buyer and Buyer hereby agrees to buy from TRW, on and subject to the terms and conditions contained in this Agreement, the Products and Services listed in Exhibit 1A.

2.1 REQUIREMENTS: Buyer shall buy from TRW no less than the minimum quantities of Product as set forth in Exhibit 1B.

                                    ARTICLE 3
                             EFFECTIVE DATE AND TERM

This Agreement shall be effective and binding on the parties as of the first date noted above when signed by Buyer and TRW (the "Effective Date") and shall remain in force and effect until 31 August 2000. Articles 12 and 15 hereof shall survive termination or completion of this Agreement.

                                    ARTICLE 4
                             CONTRACT PRICE, TAXES,
                      TRANSPORTATION, EXPENSES AND CHARGES

4.1 PRICE: Buyer shall pay TRW for the performance of TRW's obligations hereunder, the prices for Products and Services stated in Exhibit 1B in accordance with the provisions of Article 5. The aforementioned price is hereinafter referred to as the "Contract Price."

4.2 TAXES: Any taxes (including but not limited to, stamp, withholding, value added and turnover taxes), duties, fees, charges, or assessments of any nature levied by any governmental authority in connection with this transaction, whether levied against Buyer or TRW, or employees of TRW as a result of Services performed or Products provided by TRW under this Agreement, shall be for Buyer's account and shall be paid directly by Buyer to the governmental authority concerned. If TRW is required by law or otherwise to pay any such levy and/or fines, penalties, or assessments in the first instance, or as a result of Buyer's failure to comply with any applicable laws or regulations governing the payment of such levies by Buyer, the amount of any payments so made by TRW shall


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be reimbursed by Buyer to TRW upon submission of TRW's invoices and supporting documentation.  Buyer's resale tax certificate number is ____________.

4.3 TRANSPORTATION EXPENSES: Seller shall pay for all expenses of handling, freight, and other transportation expenses including, without limiting the foregoing, all packing and special handling charges for shipment incurred in connection with the delivery of the Products from the TRW Plant to the Site.

4.4 ACCEPTANCE OF ORDERS: Each week after the Effective Date, Buyer shall submit purchase order(s) to TRW specifying its requirements for Product delivery ten
(10) weeks thereafter. Buyer must specify part number, order quantity, and requested delivery date on all purchase orders placed under this Agreement. TRW shall use its best efforts to accept and supply all Orders for Products which buyer submits hereunder, and unless otherwise agreed, TRW shall deliver products so ordered on or before the requested delivery specified in each Order. All preprinted terms and conditions contained in any Order are superseded by the terms and conditions of this Agreement. Notwithstanding the foregoing, TRW shall have no obligation to accept and shall not be deemed to have accepted, any Order
(i) for any Products not listed in Exhibit 1A hereto or revisions thereof; or
(ii) which specifies a delivery date less than ten (10) weeks from the date of such Order.

TRW shall provide Buyer notice in the event any Order specifying delivery dates less than ten weeks from the date of submission of the Order can be accommodated. Such notice shall be provided to Buyer within five working days after receipt of such Order.

4.5.1 ORDER PROCESSING Buyer may change an individual Order delivery schedule provided that such change request is furnished to TRW in writing, and in accordance with the following advance notification terms:

        (a) If written notification is received by TRW five (5) work days or less from the original Order delivery date - no schedule deviation shall be allowable; or

        (b) If written notification is received by TRW six (6) work days or more from the original Order delivery date - Buyer may delay delivery up to
        (3) weeks

Buyer may request only one delay, as set forth herein, per scheduled delivery. TRW reserves the right to sell such products to another customer. TRW shall notify Buyer of such impending sale; and Buyer shall have option to accept product based upon original delivery schedule. TRW may complete sale to any other customer unless Buyer provides TRW written notification of its option to accept product based upon original Order delivery schedule within (24) hours of TRW's notification of the impending sale to another customer.


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4.5.2 ORDER CANCELLATION Buyer must provide in writing request for cancellation of order. If an order is in process, Buyer agrees that TRW shall assess cancellation charges as follows:

    [***]

4.6 ROLLING ORDERS FORECASTS Buyer shall submit to TRW on the Effective date and quarterly thereafter during the term hereof a rolling sales forecast of Buyer's best estimate of their requirements for product delivery during the next nine months. The forecast shall be formatted as set forth in Appendix 1C, and list separately for each time period covered by the forecast the product quantity, by part number, which Buyer expects to require during each period. The Rolling Forecast is intended to give the supplier visibility into upcoming requirements for capacity planning and does not take the place of the ordering process.

4.7 PRODUCT RETURNS Prior to returning any product to TRW, Buyer must obtain a Return Material Authorization (RMA) number from TRW. TRW is not obligated to accept nor shall have any liability for any returned Product(s) without RMA. TRW shall at its sole option either replace, credit invoice or issue a refund for Products TRW determines to be non-conforming with the requirements herein. Product(s) shall not be returned by Buyer to TRW more than ninety (90) days after the original date of shipment of such Product(s) from TRW to Buyer.

                                    ARTICLE 5
                                     PAYMENT

5.1 METHOD OF PAYMENT: Payment for Products and Services shall be in United States dollars (U.S.D.) and shall be due and payable within 30 days of Buyer's receipt of TRW's invoice in the amounts as set forth in Exhibit 1B. TRW may assess a late payment charge, equivalent to the rate of one percent (1%) per month (or partial month) of any past due invoice balance, until such past due balance plus any late charges associated therewith is paid in full. Buyer's failure to pay TRW invoices in full within forty five (45) days of Buyer's receipt of invoice shall constitute a default condition under this Agreement.

Payment shall be made by mail or electronic funds transfer of immediately available funds as follows:

               By Mail                             By Wire Transfer
               TRW Space & Defense                 Bank of America
               File No. 41818                      1850 Gateway Boulevard
               Los Angeles, CA 90074               Concord, California 92520
                                                   Telex - MCI #67652
                                                   ABA 121000358
                                                   TRW Account # 06005-04132


*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.


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Payment of other charges, if any, provided for in this Agreement shall be due and payable within thirty (30) days after receipt of TRW's invoice thereof. In the event that payment is not made within thirty (30) days, Buyer shall pay additional late charges as set forth herein until full payment is received.

                                    ARTICLE 6
                        SHIPMENT, TITLE, AND RISK OF LOSS

6.1 DELIVERY OF PRODUCTS: TRW shall place the Products in the possession of the carrier on or before the date or dates specified in Exhibit 1B for delivery to Buyer, F.O.B. origin ("F.O.B."), to the Site. TRW shall arrange for shipment of the deliverable items by common carrier to the Site, and in accordance with
Article 4.3 above, the cost of such shipping shall be borne by Seller.

6.2 PROTECTION AND PACKING OF THE PRODUCTS: TRW shall arrange to have all deliverable items suitably packaged in accordance with good commercial practices. The cost of all standard packaging, except for special packaging associated with air shipment, shall be borne by TRW. Unless otherwise provided, all packing containers used by TRW shall be non-returnable.

6.3 RISK OF LOSS AND TITLE: Risk of loss shall pass to Buyer upon delivery to the carrier at Seller's facility, notwithstanding any provisions for payment of freight or insurance by Seller, or the form of shipping documents, or the breach or default by Seller at the time of loss. Risk of loss of goods sent to Seller for adjustment shall remain with Buyer until such are received by Seller. Neither (i) the time, method, place, or medium of payment provided for herein, or any combination of the foregoing, nor (ii) the manner of consignment provided for, whether to, or to the order of, Buyer or its agent, shall in any way limit or modify the rights of TRW as the owner of the Products, to have control over the right to possession of the Products until the title thereto passes to Buyer as provided for above. The term "F.O.B" or other commercial abbreviations, if used on any document related to this Agreement, shall not be deemed to relate to the time when or the place where the title of and responsibility for the Products is transferred from TRW to Buyer.

                                    ARTICLE 7
                                 FACTORY TESTING

Prior to delivery, TRW or its suppliers shall perform standard quality control inspections and tests applicable to their respective deliverable items. Records of such tests shall be retained by TRW and remain available for review by Buyer for at least one year after the date(s) of delivery. A copy of such inspection test records shall be delivered to Buyer with scheduled deliveries of Product to which such records correspond. TRW shall make available to Buyer upon Buyer's request, process control monitor (PCM) and specification limit testing protocols implemented by TRW with respect to Products.


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                                    ARTICLE 8
                                    WARRANTY

8.1 WARRANTY: TRW warrants that, upon delivery to Buyer, the wafers shall meet TRW's commercial visual inspection requirements and the Process Control Monitor specifications. Should the wafers not conform, at delivery, to the above requirements and specifications, TRW shall replace the non-conforming wafers. Any non-conforming Products must be returned for inspection to TRW. Buyer shall prepay all freight charges to return any such non-conforming Products to TRW.

8.2 EXCLUSION: THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, CONDITIONS OR REPRESENTATIONS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY. THIS WARRANTY SHALL NOT BE VALID IF THE PRODUCTS HAVE BEEN SUBJECTED TO ABUSE, MISUSE, ACCIDENT, ALTERATION, NEGLECT, UNAUTHORIZED REPAIR, OR EXPOSURE TO CONDITIONS BEYOND APPLICABLE ENVIRONMENT.

                                    ARTICLE 9
                                     DELAYS

9.1 FORCE MAJEURE: No failure on the part of either party to carry out or observe any of the terms or provisions of this Agreement or any order hereunder (except the payment of monies owed hereunder) shall be deemed a breach of this Agreement or such Order if same shall arise or result from force majeure or from any cause reasonable beyond the control of Buyer or TRW, as the case may be, including but without limitation, acts of God, acts (including delays or failure to act) of any governmental authority, (de jeure or de facto), war (declared or undeclared), riot, fires, labor disputes, sabotage or epidemics. Should such delay occur, the date or dates of performance by the affected party shall be extended for a period equal to the number of days during which performance is so delayed. The affected party shall give the other party written notice of such delay within five (5) working days after identification of the delay. If a delay in the performance of any Order in the aggregate shall continue for more than one hundred and eighty (180) calendar days and the parties have not agreed upon a revised basis for performing the Order at the and of such delays, the either party, upon thirty (30) days written notice, may terminate such Order without liability.

9.2 TRW DELAYS: If at any time TRW discovers that it is unable (whether for reasons set out in Section 9.1 or otherwise) to deliver any Products to Buyer on the scheduled delivery date, TRW shall give Buyer written notice within five (5) working days of such discover, which notice shall specify the delivery date on which TRW shall be able to deliver such Products to Buyer. If the delivery date proposed by TRW is more than forty five (45) days after the scheduled delivery date, Buyer shall have the right to cancel (in whole or in part) its Order for such Products, by giving TRW written notice of cancellation within five (5) working days after receipt of TRW's notification of delay.


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                                   ARTICLE 10
                            TRANSFERS AND ASSIGNMENTS

10.1 TRANSFER: Neither party shall, without the consent in writing of the other Party, which consent shell not be unreasonably withheld, assign or transfer this Agreement or the benefits or obligations thereof or any part thereof to any other person other than a subsidiary wholly owned by such Party, provided that this shall not affect any right of such Party to assign, either absolutely or by way of charge, any moneys due or to become due to it or which may become payable to it under this Agreement.

10.2 RELEASE OF OBLIGATIONS: No assignment or transfer of any right or duty hereunder by either party shall constitute a novation or otherwise release or relieve such party of its obligations hereunder.

                                   ARTICLE 11
                                   TERMINATION

11.1 TERMINATION: This Agreement can be terminated by the terminating party in writing to the other party under the circumstances set forth below:

               (a) By the non-defaulting party if the other party fails to pay the nondefaulting party any amount required to be paid hereunder within five days of when the amount is due and payable hereunder; or

               (b) By the non-defaulting party if the other party fails to perform any other material obligation required to be performed by it under any provision of this Agreement within thirty (30) days after the time specified or within thirty (30) days after notice from the non-defaulting party that such performance has become due; provided, however, Buyer shall have no right to terminate this Agreement for TRW's default so long as corrective action is being diligently pursued by TRW in a manner that demonstrates that TRW's obligations hereunder shall be completed in sufficient time to allow Buyer to meet its end-use requirements for the Products; or

               (c) By either party upon thirty (30) days prior written notice to the other party if the delays resulting from any of the causes stated in Article
9.1 extend in the aggregate for more than one hundred eighty (180) days and the parties have not agreed upon a revised basis for continuing the work at the end of such delays, including adjustment of the price; or

               (d) By TRW if Buyer has not provided TRW with the Final Layout Tape within twelve (12) months of the Effective Date.


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11.2 TERMINATION CHARGES

               (a) In the event of termination of this Agreement by TRW pursuant to Article 11.1(a) or 11.1(b) above, the termination charges owed by Buyer to TRW shall be the Contract Price not already paid to TRW by Buyer.

               (b) In the event of termination of this Agreement pursuant to
Article 11.1(c) or 11.1(d) above, TRW shall promptly submit to Buyer a detailed written statement and supporting documentation of TRW's work effort to date. The report shall also include a listing of the charges to terminate the work effort. The termination charges shall not exceed the value of this Agreement (plus any interest or late charges set forth in Article 5 hereof) and shall include the following:

        (1) the price of any completed and unbilled Products or Services pursuant to Exhibit 1B;

        (2) for partially completed Products or Services a charge equal to the price of the Product multiplied by the percentage of completion of the partially completed Product or Service; and

        (3) any charges for late payment or Buyer's delay as set forth in
Article 5.

               (c) The termination charges set forth in this Article 11.2 shall be paid by Buyer within thirty (30) days after receipt of TRW's invoice therefore.

11.3 STOPPAGE OF WORK FOLLOWING TERMINATION: Following receipt of a notice of termination pursuant to Article 11.1 hereof, TRW shall immediately stop performing the service hereunder and shall not enter into or place any orders with its vendors or subcontractors in connection with the performance of this Agreement.

11.4 BUYER'S REMEDIES IN THE EVENT OF TERMINATION: In the event that Buyer terminates this Agreement as a result of TRW's breaches of the provisions covered in Article 11.1(b), Buyer shall be entitled to the remedies provided in the Uniform Commercial Code as adopted in California, subject to the limitations set forth in Article 12.2 hereof. Buyer shall not be entitled to any damages, compensation or other remedies in the event that either party terminates the Agreement pursuant to Article 11.1(c) hereof.

                                   ARTICLE 12
                             LIMITATION OF LIABILITY

12.1 INFRINGEMENT: Nothing contained in this Agreement shall be construed as a warranty or representation that the manufacture, sale, lease, use or other disposition of systems, processes, circuits, devices, software and products will be free from infringement of patents, utility models, design patents, maskwork rights, copyrights, trade secrets and/or other legal rights of third parties.


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12.2 LIMITATION OF LIABILITY: The total liability of TRW on all claims in total whether in contract, tort (including sole or concurrent negligence), or otherwise, arising out of, connected with, or resulting from the manufacture, sale, delivery, resale, repair, replacement, or use of the Products or Services shall not exceed the Contract Price

12.3 DAMAGES: In no event shall TRW be liable for any special, indirect, incidental or consequential damages, however caused, whether by TRW's sole or concurrent negligence or otherwise, including, but not limited to costs and expenses incurred in connection with labor, overhead, transportation, installation, or removal of the Products or substitute facilities or supply sources.

12.4 INDEMNIFICATION: (a) In the event any product to be furnished under this Agreement is not to be made in accordance with drawings, samples or manufacturing specifications designated by Buyer, but rather is the design of Seller, Seller agrees that it shall, at its own expense and at its option, defend or settle any claim, suit, or proceeding brought against Buyer or any customer of Buyer, based on an allegation that the product furnished under this Agreement constitutes a direct or a contributory infringement of any claim of any patent, mask work, copyright or any other intellectual property right. This obligation shall be effective only if Buyer shall have made all payments then due and if Seller is notified of said allegation promptly in writing and given authority, information, and assistance for the settlement or defense of said claim, suit, or proceeding. Seller shall pay all damages and costs assessed in such suit or proceedings. In the event of a final adjudication by a court of competent jurisdiction that its product or any part thereof infringes or violates any third party intellectual property right or if the use or sale thereof is enjoined, or if the provisions of any negotiated settlement Agreement prohibit the use of the product, Seller shall at its sole option and its own expense, either: (a) procure for Buyer the right to continue using the product; or (b) replace it with a substantially equivalent non-infringing product; or (c) modify it so it becomes non-infringing but substantially equivalent; or (d) if none of the above is reasonably available, terminate the Buyer's right to use the product, accept the return of the product from Buyer, and return to the Buyer the price originally paid by Buyer to Seller for the product supplied by Seller.

The foregoing indemnity does not apply to the following: (1) infringement by a combination of products furnished under this Agreement with other products not furnished hereunder unless Seller is a contributory infringer; (2) infringement resulting from changes or modifications made to or from the product by the Buyer; and (3) any settlements of a claim, suit, or proceeding made without Seller's written consent.

The foregoing states the entire liability of Seller with respect to infringement or violation of third party intellectual property rights in connection with products furnished under this Agreement.

               (a) In the event any product to be furnished under this Agreement is to be made in accordance with drawings, samples or manufacturing specifications designated by Buyer and is not the design of Seller, Buyer agrees to defend, indemnify and hold Seller harmless to the same extent


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and subject to the same requirements as set forth in Sellers indemnification of
Buyer as set forth in (a) above.

                                   ARTICLE 13
                                     NOTICES

All notices, requests, consents, and other communications required or permitted to be given under this Agreement must be in writing and mailed by registered or certified mail to the other party at its respective business address as follows:

if to TRW:                                        if to Buyer:
---------                                         -----------
TRW Inc., Space and Electronics Group             Stanford Microdevices
Telecommunication Products Division               522 Almanor Ave.
One Space Park, Bldg E2/5085                      Sunnyvale, CA 94086
Redondo Beach, California 90278                   Attention: Mr. John Ocampo
Attention: Mr. Edward Cornejo                     Phone: (408) 616-5499
Phone:     310-814-2001                           Fax: (408) 496-4774
FAX:       310-812-7011

                                   ARTICLE 14
                            CONTRACT CHANGE PROCEDURE

14.1 CHANGES: Any changes to this Agreement after the effective date hereof which relate to: (i) the deletion of Products or Services; (ii) adding additional Products, or Services; (iii) changing or modifying Products or Services; or (iv) making other changes which do not materially alter the scope of this Agreement shall be made in accordance with the procedures set forth in this Article 14.

14.2 CONTRACT CHANGES REQUESTS: Either party hereto may, from time to time and at any time during the term hereof, request a change, as defined in Section 14.1, to this Agreement (The party requesting the change is hereinafter referred to as the "Requesting Party."). Requests for changes shall be in writing and shall be addressed and delivered to the other party (the "Notified Party"). Such writing shall be identified as a "Contract Change Request" (or "CCR"), shall carry a sequential number for ease of tracking, shall set forth in detail the nature of the change requested, and shall identify the Products to be changed.

14.3 PROCEDURE: As soon as practical after receipt by the Notified Party of copies of the CCR, the parties shall, as necessary, meet to discuss the change(s) and to ascertain cost and schedule impacts, if any.

14.4 CONTRACT CHANGE NOTICE: If the parties decide to implement a change request, a standard form Contract Change Notice ("CCN") shall be prepared, which CCN shall describe the change, delineate the cost, schedule, and other impacts of the change and the payment terms for any price


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increase. Execution of a CCN by both parties shall constitute a modification hereof and shall be binding on both parties hereto.

14.5 EXCEPTION: Substitutions relative to Products which are purchased items not manufactured by TRW may be made by TRW without the consent of Buyer if such substitutes are of like quality.

                                   ARTICLE 15
                              INTELLECTUAL PROPERTY

15.1 PROPRIETARY INFORMATION: For the purpose of this Agreement:

               (a) "Proprietary Information" shall mean all drawings, documents, ideas, know-how and other information supplied by one Party ("Disclosing Party") to another ("Recipient") (whether disclosed orally, or in documentary form, by demonstration or otherwise) for the purpose of achieving the objectives of this Agreement.

               (b) "Proper Use" shall mean use of the Proprietary Information solely by the Recipient for the objectives of this Agreement.

15.2 NONDISCLOSURE: Buyer and TRW each agree to employ reasonable efforts to keep in confidence and prevent the disclosure to any person(s) outside their respective organizations or any person(s) within their organizations not having a need to know, all information received from the other which is designated in writing or by appropriate stamp or legend to be of a proprietary nature (hereafter "Proprietary Information") and neither will use Proprietary Information for purposes other than the Purpose; provided, however, neither party will be liable for disclosure or use of such information if the same is:

        (a) In the public domain at the time of disclosure, or is subsequently made available to the general public without restriction by the disclosing party;

        (b) known to the Recipient at the time of disclosure without restrictions on its use or independently developed by the Recipient, and there is adequate documentation to demonstrate either condition;

        (c) used or disclosed with the prior written approval of the Disclosing Party;

        (d) disclosed without restriction to the Recipient from a source other than the Disclosing Party; or

        (e) disclosed after five (5) years from the date of delivery by the Disclosing Party to the Recipient, which five (5) year period shall survive the termination of this Agreement.


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If any portion of Proprietary Information falls within any one of these exceptions, the remainder shall continue to be subject to the foregoing prohibitions and restrictions. The Recipient of Proprietary Information shall inform its employees of the confidential nature of the Proprietary Information and shall prohibit them from making copies of any of it except where such copies are necessary for the purposes of Proper Use, unless agreed upon by the Disclosing Party.

Each party shall protect the Proprietary Information of the other party using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use, dissemination or publication of the confidential information as that party uses to protect its own Proprietary Information of comparable importance.

Prior to disclosure of Proprietary Information to any employee, each party shall fully advise such employee that he or she is required to hold in confidence all information and that such information is not to be disclosed to persons outside his or her organization or to any co-employees not directly concerned with furthering the Purpose. The parties shall maintain between themselves and their officers, employees and consultants duly binding agreements by such persons as may be necessary to fulfill their obligations under this Agreement.

15.3 MARKING: Proprietary Information made available in written form by one Party to another Party shall be marked with the legend:

                      "PROPRIETARY INFORMATION"
           or         "TRW PROPRIETARY INFORMATION"

as the case may be, or an equivalent conspicuous legend. No sheet or page of any written material shall be so labeled which is not, in good faith, believed by the Disclosing Party to contain Proprietary Information. A Recipient of Proprietary Information hereunder shall have no obligation with respect to any portion of any written material which is not so labeled or any information received orally unless it is identified as proprietary and a written summary of such oral communication, specifically identifying the items of Proprietary Information, is furnished to the Recipient within thirty (30) days of such disclosure.

The individuals identified below are the only persons authorized to receive Proprietary information on behalf of the Parties:

        For Buyer:    Mr. John Ocampo

        For TRW:      Dr. Tom Joseph

By written notice to the other Party, these representatives may be replaced by another person from the same Party.


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15.4 JUDICIAL ORDERS: In the event any governmental or judicial order requires the disclosure of Proprietary Information, the Recipient of such Proprietary Information shall promptly but in any event prior to such disclosure notify the originator of the Proprietary Information of the requirement and provide reasonable aid and assistance if the originator decides to oppose such governmental or judicial order. Recipient shall not be liable for any disclosure of Proprietary Information made pursuant to such governmental or judicial order if it has complied with the provisions of this paragraph.

15.5 COMPENSATION: The Parties shall not be obligated to compensate each other for the transfer of any Proprietary Information under this Agreement and agree that no warranties of any kind are given with respect to such Proprietary Information or any use thereof. No license is hereby granted under any patent, trademark or copyrights with respect to any Proprietary Information.

15.6 SURVIVAL: The obligations of the Parties concerning confidentiality set forth in this Article 15 shall survive termination or completion of this Agreement. All documents, drawings and writings disclosing Proprietary Information and all copies thereof shall be returned promptly by a party to the other party upon receipt of a request therefor or following termination or expiration of this Agreement except that recipient may keep one archival copy for evidentiary purposes only.

                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 HEADINGS: The headings and titles to the articles, sections, and paragraphs of this Agreement are inserted for convenience only and shall not be deemed a part hereof or affect the construction or interpretation of any provision hereof.

16.2 REMEDIES: Unless otherwise expressly provided herein, the rights and remedies hereunder are in addition to, and not in limitation of, other rights and remedies under the Agreement, at law or in equity, and exercise of one right or remedy shall not be deemed a waiver of any other right or remedy.

16.3 MODIFICATION AND WAIVER: No cancellation, modification, deletion, addition, or other change in the Agreement or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless specifically set forth in a writing signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

16.4 ENTIRE AGREEMENT: This Agreement supersedes all other agreements, oral or written, heretofore made with respect to the subject hereof and the transactions contemplated hereby and contains the entire agreement of the parties.

16.5 SEVERABILITY: Any provision hereof prohibited by or unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of the Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived, to the end that the Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

16.6 CONTROLLING LAW: All questions concerning the validity and operation of this Agreement and the performance of the obligations imposed upon the parties hereunder shall be governed by the laws of the State of California applicable to contracts entered into and wholly to be performed in such jurisdiction.

16.7 SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall be binding upon and for the benefit of TRW and Buyer and their respective successors and assigns. This provision shall not be deemed to expand or otherwise affect the limitation on assignment and transfers set forth in Article 10 and no party is intended to or shall have any right or interest under this Agreement, except, as provided in Article 10.

16.8 COUNTERPARTS: This Agreement has been executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts together shall constitute but one and the same instrument.

16.9 LANGUAGE: If a translation of this Agreement is required or otherwise made, the English version shall be the official version and shall control in the event of differences. All communications relating to this Agreement shall be in English.

16.10 EXPORT SALES:

        (a) Buyer agrees that it shall not knowingly sell, transfer, or deliver, directly or indirectly, any part or portion of the Products or related documentation supplied by TRW pursuant to this Agreement to any person or organization in any country where such sale, transfer, or delivery by Buyer would be prohibited by law or regulation now or hereafter in effect which imposes any restrictions on United States trade with foreign countries.

16.11 OWNERSHIP OF MASKSET(s): Each party hereto shall retain sole ownership of its Masksets and TRW shall retain sole possession of any and all Masksets developed or procured by TRW under this Agreement. TRW will store Buyer's Maskset at TRW for a maximum period of two (2) years after delivery of the Products (wafers) to Buyer. TRW will destroy/dispose of the Maskset after the two (2) year storage period.

16.12 OWNERSHIP OF MMIC DESIGNS: Each party hereto shall retain sole ownership rights to its MMIC designs. TRW shall retain all rights to individual circuit elements, design libraries, design rule manuals, circuit elements and MMIC fabrication processes. Buyer agrees that TRW may release maskset information containing Buyer's designs to TRW's maskset vendor, for maskset procurement.

        IN WITNESS WHEREOF, the parties have executed this Agreement in English as of the date and year first set forth above.


TRW INC                                 Buyer


By: /s/ Frederick J. F                  By: /s/ John Ocampo
   --------------------------------        -------------------------------------
   for David B. Vandervoet                 John Ocampo

Title: VP & General Manager             Title: Chairman
      -----------------------------           ----------------------------------

                                   EXHIBIT 1A

                                LIST OF PRODUCTS


1.      PCM Tested 3" GaAs HBT Wafers (Darlington Amplifiers)

        PART NUMBER                       DESCRIPTION
        -----------                       -----------
                          [***]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT 1B

                 PRICE, MINIMUM ANNUAL QUANTITIES, DELIVERY SCHEDULE AND SITE

A.      UNIT PRICE

        3" GaAs HBT Wafers (Darlington Amplifiers)

                                                            STANDARD
        PART NUMBER              DESCRIPTION                PROCESS PRICE
        -----------              -----------                -------------
                                     [***]

B.      MINIMUM QUANTITIES DURING TERM

        PRODUCT                      NUMBER OF WAFERS
        3" GaAs Process Wafers            [***]


C.      SITE:         Stanford Microdevices
                      522 Almanor Avenue
                      Sunnyvale, Ca 94086

D.      DELIVERY SCHEDULE
        Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

E.      LIFE TIME BUY OPTION

TRW AGREES TO PROVIDE UP TO [***] WAFERS, LESS THE TOTAL NUMBER OF WAFERS PREVIOUSLY DELIVERED TO BUYER UNDER TRW SALES NUMBERS 65487 AND 66002, UPON TRW'S NOTIFICATION TO BUYER THAT TRW WILL OBSOLETE OR UPGRADE ITS HBT MMIC FABRICATION PROCESS. TRW WILL PROVIDE THIS NOTIFICATION TO BUYER AT LEAST SIX MONTHS PRIOR TO THE TIME THAT TRW WILL NO LONGER ACCEPT ORDERS FOR SAID PRODUCT. A DELIVERY SCHEDULE WILL BE NEGOTIATED AT THE TIME THE OPTION IS EXERCISED, PRIOR TO TRW'S INITIATING PERFORMANCE OF THE OPTION.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                   EXHIBIT 1C

                          Rolling Sales Forecast Format

Pursuant to Article 4.6 of this Agreement, Buyer shall submit regular rolling sales forecast formatted as follows:


                                               WEEKS                                             MONTHS
                                               -----                                             ------
   PART NUMBER            1   2  3   4   5  6   7  8   9   10   11    12      Month    Month    Month   Month     Month   Month
                                                                                4        5        6        7        8       9
--------------- --------- --- -- --- --- -- --- -- --- --- ---- ---- ------ --------- ------- -------- -------- -------- --------
e.g. DAMP2      Forecast
--------------- --------- --- -- --- --- -- --- -- --- --- ---- ---- ------ --------- ------- -------- -------- -------- --------
e.g. DAMP7      Forecast
--------------- --------- --- -- --- --- -- --- -- --- --- ---- ---- ------ --------- ------- -------- -------- -------- --------

The initial 10 weeks shall indicate existing orders from Buyer.

                     CONTRACT CHANGE NOTICE AMENDMENT NO. 1
                                       TO
                       TRW/STANFORD WAFER SUPPLY AGREEMENT
                               AGREEMENT NO. 1A551

THIS AMENDMENT ("Amendment") is made and entered into and between Stanford Microdevices ("Buyer") and TRW Inc., by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

        WHEREAS, Buyer and TRW entered into Agreement No. 1A551 with an effective date of 19 August 1998.

        WHEREAS, Buyer and TRW desire to amend the Agreement in order to add 3" GaAs HBT wafers designed by the the Buyer and maskset layout support.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

Exhibit 1A, List of Products as included as part of the original agreement, is deleted and replaced with Exhibit 1A-Revision 1 (copy attached).

Exhibit 1B, Price and Minimum Annual Quantities, Deliver Schedule and Site, as included as part of the original agreement, is deleted and replaced with Exhibit 1B-Revision 1 (copy attached).

The above changes constitute Contract Change Notice No. 1 to the Agreement. Except as expressly provided hereinabove all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.


Buyer:                                    TRW Inc.
                                          Space and Electronics Group


By: /s/ John Ocampo                       By: /s/ Brian H. Ward
   -------------------------------           -----------------------------------
Name:    John Ocampo                      Name:  Brian H. Ward
Title:   President & CEO                  Title: Contracts Manager
         Stanford Microdevices                   Telecommunication Programs
                                                 Division

Date:    9-4-98                           Date:  9/2/98

                              EXHIBIT 1A-REVISION 1

                                LIST OF PRODUCTS


1.      PCM Tested 3" GaAs HBT Wafers (Darlington Amplifiers)

        PART NUMBER                       DESCRIPTION
        -----------                       -----------
                           [***]

2.

        PART NUMBER                       DESCRIPTION
        -----------                       -----------
        PAD2                              VARIOUS
        SMDXX                             VARIOUS



[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                              EXHIBIT 1B-REVISION 1

          PRICE, MINIMUM ANNUAL QUANTITIES, DELIVERY SCHEDULE AND SITE

A.      PRICE

1.      3" GaAs HBT Wafers (Darlington Amplifiers)

                                                               Standard
        Part Number              Description                 Process Price
        -----------              -----------                 -------------
          [***]                     [***]                        [***]

2.      3" GaAs HBT Wafers (Circuits designed by Buyer)
        Maximum of [***] Wafers for sale, transaction completed by December 31, 1998.

                                                               Standard
        Part Number                  Description            Process Price
        -----------                  -----------            -------------
           [***]                     VARIOUS                [***]
                                     VARIOUS

3. Layout support for Stanford Microdevices Product masksets. (Does not include cost for or purchase of maskset. Buyer will purchase and supply maskset.)

                                                              Standard
                       Product                              Process Price
                       -------                              -------------
        Three (3) circuits or less (Production)                $[***]

        Greater than three (3) circuits                        $[***]

[***]


[***] Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.      MINIMUM QUANTITIES DURING TERM

                        Product                      Number of Wafers
                        -------                      ----------------
        3" GaAs Process Wafers                            [***]

C.      SITE
        Stanford Microdevices
        522 Almanor Avenue
        Sunnyvale, CA 94086

D.      DELIVERY SCHEDULE
        Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

E.      LIFE TIME BUY OPTION
        TRW agrees to provide up to [***] wafers, less the total number of wafers previously delivered to Buyer under TRW Sales Numbers 65487 and 66002, upon TRW's notification to buyer that TRW will obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW's initiating performance of the option.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                     CONTRACT CHANGE NOTICE AMENDMENT NO. 2
                                       TO
                       TRW/STANFORD WAFER SUPPLY AGREEMENT
                               AGREEMENT NO. 1A551


THIS AMENDMENT ("Amendment") is made and entered into and between Stanford Microdevices ("Buyer") and TRW Inc., by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

        WHEREAS, Buyer and TRW entered into Agreement No. 1A551 with an effective date of 19 August 1998 ("Agreement").

        WHEREAS, Buyer and TRW desire to amend the Agreement in order to evaluate an alternative [***] coating process for Darlington Amplifier Products.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

Exhibits 1A and 1B, as included as part of the original Agreement and Amendment 1, are deleted and replaced with Exhibits 1A - Revision 2 and 1B - Revision 2 (attached).

The above changes constitute Contract Change Notice No. 2 to the Agreement. Except as expressly provided hereinabove all other items and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Stanford Microdevices                     TRW Inc.
                                          Space and Electronics Group

By: /s/ John Ocampo                       /s/ Patrick J. Reynolds
   --------------------------------       --------------------------------------

Name:   John Ocampo                       Name:
Title:  President & CEO                   Title:
Date:                                     Date:    11/24/98



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                             EXHIBIT 1A - REVISION 2
                                LIST OF PRODUCTS

1.      PCM TESTED 3" GAAS HBT WAFERS (DARLINGTON AMPLIFIERS)

        PART NUMBER                         DESCRIPTION
        -----------                         -----------
                             [***]

2.      PCM TESTED 3" GAAS HBT WAFERS

        PART NUMBER                         DESCRIPTION
        -----------                         -----------
                             [***]

3.      TRW ENGINEERING

        TRW shall conduct evaluation of [***] coating vs. a Layout change on Darlington Amplifiers and shall also conduct an implementation study of selected technique for application to future products. TRW shall determine all criteria for selection of technique, select technique based upon its criteria, and prepare the appropriate documentation to implement the selected technique.

        Price for future sale of Products utilizing the selected technique to Buyer shall be negotiated separately between TRW and Buyer, and such Products shall be incorporated into this Agreement by Amendment.

        TRW shall retain ownership and all intellectual property rights to technical data, techniques, applications, trade secrets or documentation and other intellectual property related to this activity and such information shall be deemed TRW Proprietary Information pursuant to
        Article 15 of the Agreement.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                             EXHIBIT 1B - REVISION 2

                 PRICE, MINIMUM ANNUAL QUANTITIES, DELIVERY SCHEDULE AND SITE

A.      PRICE

1.      3" GaAs HBT Wafers (Darlington Amplifiers)

        Part Number                   Description               Standard Process Price
        -----------                   -----------               ----------------------
        [***]                         [***]                     [***]

2.      3" GaAS HBT Wafers (Circuits designed by Buyer)
        Maximum of Ninety (90) Wafers for sale, transaction completed by December 31, 1998.

        Part Number                   Description               Standard Process Price
        -----------                   -----------               ----------------------
        [***]                         [***]                     [***]

3. Layout support for Stanford Microdevices Product masksets. (Does not include cost for or purchase of maskset. Buyer will purchase and supply maskset.)

                               Product                          Standard Process Price
                               -------                          ----------------------
        Three (3) circuits or less (Production)                        [***]
        Greater than three (3) circuits                                [***]

4. TRW Evaluation of [***] Coating vs. a Layout change on Darlington Amplifiers and Implementation study - [***] Payment Schedule: [***] shall be due upon execution of this Amendment. The balance is due upon completion of the implementation study. Such completion shall be evidenced by Completion Certificate signed by TRW.


[***]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

B.      MINIMUM QUANTITIES DURING TERM

                    Product                 Number of Wafers
                    -------                 ----------------
        3" GaAs Process Wafers                     [***]

C.      SITE
        Stanford Microdevices
        522 Almanor Avenue
        Sunnyvale, CA 94086

D.      DELIVERY SCHEDULE
        Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

E.      LIFE TIME BUY OPTION
        TRW agrees to provide up to [***] wafers, less the total number of wafers previously delivered to Buyer under TRW Sales Numbers 65487 and 66002, upon TRW's notification to buyer that TRW will obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW's initiating performance of the option.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                     CONTRACT CHANGE NOTICE AMENDMENT NO. 3
                                       TO
                       TRW/STANFORD WAFER SUPPLY AGREEMENT
                               AGREEMENT NO. 1A551

THIS AMENDMENT ("Amendment") is made and entered into and between Stanford Microdevices, Inc. ("Buyer") and TRW Inc., by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

        WHEREAS, Buyer and TRW entered into Agreement No. 1A551 with an effective date of August 19, 1998.

        WHEREAS, Buyer and TRW desire to amend the Agreement in order to provide for expedited production.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

Exhibit 1B, Price and Minimum Annual Quantities, as revised through Revision 2 is deleted and replaced with Exhibit 1B- Revision 3 dated August 2, 1999 (Copy attached).

The above changes constitute Contract Change Notice No. 3 to the Agreement. Except as expressly provided hereinabove all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.


Buyer:                                   TRW Inc.
                                         Space and Electronics Group


By: /s/ John Ocampo                      By: /s/ Patrick J. Reynolds
   ---------------------------------        ------------------------------------
Name:    John Ocampo                     Name:  Patrick J. Reynolds
Title:   President & CEO                 Title: Contracts Manager
         Stanford Microdevices, Inc.

Date:    8/4/99                          Date:    8/11/99

                             EXHIBIT 1B - REVISION 3
          PRICE, MINIMUM ANNUAL QUANTITIES, DELIVERY SCHEDULE AND SITE
                                 AUGUST 2, 1999

A.      PRICE

1.      3" GaAs HBT Wafers (Darlington Amplifiers)

        Part Number              Description                Standard Process Price
        -----------              -----------                ----------------------
        [***]                    [***]                      [***]

2.      3" GaAs HBT Wafers (Circuits designed by Buyer)
        Maximum of [***] Wafers for sale, transaction completed by December 31, 1998.

        Part Number                       Description         Standard Process Price
        -----------                       -----------         ----------------------
        [***]                             [***]               [***]

[***]

3. Layout support for Stanford Microdevices Product masksets. (Does not include cost for or purchase of maskset. Buyer will purchase and supply maskset.)

                             Product                          Standard Process Price
                             -------                          ----------------------
        Three (3) circuits or less (Production)                        [***]
        Greater than three (3) circuits                                [***]

4. TRW Evaluation of [***] Coating vs. a Layout change on Darlington Amplifiers and Implementation study - [***] Payment Schedule: [***] shall be due upon execution of Amendment No. 2. The balance is due upon completion of the implementation study. Such completion shall be evidenced by Completion Certificate signed by TRW.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

        5.     Accelerated Lot Option(1)

                            Deliverable             Standard Process Price
                            -----------             ----------------------
                            [***]                       [***]

Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Stanford Microdevices contracts.

Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. TRW will deliver a minimum lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined as follows; 1+(1-EV) x 45 days from the time the lot is designated Accelerated at TRW. EV equals the Earned Value or percent complete of the in-process lot.

Note 3) If the shipment date to Stanford Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.

B.      MINIMUM QUANTITIES DURING TERM

                             Product                              Number of Wafers
                             -------                              ----------------
                      3" GaAs Process Wafers                          [***]

C.      SITE
        Stanford Microdevices
        522 Almanor Avenue
        Sunnyvale, CA 94086

D.      DELIVERY SCHEDULE
        Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.

E.      LIFE TIME BUY OPTION
        TRW agrees to provide up to [***] wafers, less the total number of wafers previously delivered to Buyer under TRW Sales Numbers 65487 and 66002, upon TRW's notification to buyer that TRW will obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW's initiating performance of the option.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                     CONTRACT CHANGE NOTICE AMENDMENT NO. 4
                                       TO
                       TRW/STANFORD WAFER SUPPLY AGREEMENT
                               AGREEMENT NO. 1A551

THIS AMENDMENT ("Amendment") is made and entered into and between Stanford Microdevices, Inc. ("Buyer") and TRW Inc., by and through its Space and Electronics Group, a corporation organized and existing under the laws of Ohio, having offices at Redondo Beach, California, USA ("TRW").

        WHEREAS, Buyer and TRW entered into Agreement No. 1A551 with an effective date of August 19, 1998.

        WHEREAS, Buyer and TRW desire to amend the Agreement in order to provide for expedited production.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

Article 3, Effective Date and Term: Delete "31 August 1999" and replace with "31 December 2000."

Article 13, Notices: Delete "Mr. Edward Cornejo, Phone 310-814-2001" and replace with "Mr. Patrick J. Reynolds, Phone: 310-812-7602".

Article 15, Intellectual Property, Section 15.3 Marking: Delete "Messrs. Ed Cornejo and Bob Van Buskirk" and replace with "Mr. Patrick J. Reynolds".

Exhibit 1B, Price and Minimum Annual Quantities, as revised through Revision 3 is deleted and replaced with Exhibit 1B- Revision 4 dated November 23, 1999 (Copy attached).

Add the following exhibit: Exhibit 1D, Time and Material (T&M) Labor Rates, Calendar Years 1999 and 2000, dated November 23, 1999.

The above changes constitute Contract Change Notice No. 4 to the Agreement. Except as expressly provided hereinabove all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Buyer:                                    TRW Inc.
                                          Space & Electronics Group

By: /s/ Jerry Quinnell                   /s/ Wes Bush
   --------------------------------      ---------------------------------------
Name:    Jerry Quinnell                   Name:    Wes Bush
Title:   Chief Operating Officer          Title:   Vice President and General
         Stanford Microdevices, Inc.               Manager Telecommunication
                                                   Programs Division

Date:                                     Date:


                                 TRW PROPRIETARY

A.      PRICE MQP PRICE SUBJECT TO MINIMUM QUANTITY PURCHASE (MQP) TERMS IN "B."
        BELOW.

1.      3" GaAs HBT Wafers (Darlington Amplifiers)

        Mask Name              MQP Price       Reversion Price
        ---------              ---------       ---------------
        [***]                  [***]            [***]

2.      3" GaAs HBT Wafers (Circuits designed by Buyer)

        Part Number           Description     MQP Price          Reversion Price
        -----------           -----------     ---------          ---------------
        [***]                 [***]           [***]               [***]

[***]

3. LINE ITEM 3. TASK, "LAYOUT SUPPORT FOR STANFORD MICRODEVICES PRODUCT MASKSETS", IS HEREIN DELETED IN ITS ENTIRETY.

4. Time & Material (T&M) Engineering Support for Failure Analysis and Device Troubleshooting, Mask Layouts, and related support, shall be billed per the hourly rates per Exhibit 1D. Material and Other Direct Costs (ODC) will be billed as incurred.

5. LINE ITEM 4. TASK, "TRW EVALUATION OF [***] COATING VS. A LAYOUT CHANGE ON DARLINGTON AMPLIFIERS AND IMPLEMENTATION STUDY - [***], IS HEREIN DELETED IN ITS ENTIRETY.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 TRW PROPRIETARY

        6.     Accelerated Lot Option(1)


     Deliverable          Standard Process Price
     -----------          ----------------------
     [***]                [***]

 Note 1) Only one (1) order for an Accelerated lot can be accepted for processing at any time from all Stanford Microdevices contracts.

 Note 2) Accelerated lot pricing is only valid if wafers are shipped to Buyer not later than 45 days from receipt of order or lot start, whichever is later. TRW will deliver a minimum of three (3) wafers for a six (6) wafer lot start. For a lot that is designated as Accelerated after it has already started fabrication, the shipment date will be determined as follows; 1+(l-EV) x 45 days from the time the lot is designated Accelerated at TRW. EV equals the Earned Value or percent complete of the in-process lot.

 Note 3) If the shipment date to Stanford Microdevices is 46 days or later (or as defined above for a lot in process) from receipt of order or lot start, option price shall not be charged. The option is available when ordered in conjunction with a production lot or for a lot in process.

B.      MINIMUM QUANTITIES DURING CALENDAR YEAR 2000
The minimum purchase quantity of HBT wafers for the year 2000 shall be:

             Product                    Number of Wafers
             -------                    ----------------
        3" GaAs HBT Wafers               [***]

If Buyer fails to purchase the minimum quantity, the price reverts to the reversion price of [***] per wafer, TRW Darlington Amplifiers, and [***] per wafer, SMD Circuits designed by Buyer. Prices are good and the order quantity is measured for all deliveries starting 1 January 2000, no matter when they started or when they were ordered. Releases against this delivery quantity will still be by purchase order as it has been in 1999.

C.      SITE
        Stanford Microdevices, Inc.
        522 Almanor Avenue
        Sunnyvale, CA 94086

D.      DELIVERY SCHEDULE
        Wafers will be shipped to Buyer not later than ten (10) weeks from the first Monday after receipt of valid order.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the


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                                 TRW PROPRIETARY

                             EXHIBIT 1B - REVISION 4
          PRICE, MINIMUM ANNUAL QUANTITIES, DELIVERY SCHEDULE AND SITE
                               NOVEMBER 23, 1999


        E.     LIFE TIME BUY OPTION
               TRW agrees to provide up to [***] wafers, less the total number of wafers previously delivered to Buyer under this contract, and TRW Sales Numbers 65487 and 66002, upon TRW's notification to buyer that TRW will obsolete or upgrade its HBT MMIC fabrication process. TRW will provide this notification to Buyer at least six months prior to the time that TRW will no longer accept orders for said Product. A delivery schedule will be negotiated at the time the option is exercised, prior to TRW's initiating performance of the option.


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                 TRW PROPRIETARY

                                   EXHIBIT 1D
                       TIME AND MATERIAL (T&M) LABOR RATES
                          CALENDAR YEARS 1999 AND 2000
                                NOVEMBER 23, 1999


                                                HOURLY RATES
Acct. Code            Labor Category          1999          2000
----------            --------------         -------       -------
[***]                 [***]                  [***]         [***]

Notes:  1) [***]

        2) [***]


* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       4